SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2003


                                HORIZON PCS, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                     333-51240                 31-1707839
(State or other  jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



          68 East Main Street
           Chillicothe, Ohio                                    45601-0480
         (Address of principal                                  (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

Item 3. Bankruptcy or Receivership.

On August 15, 2003, Horizon PCS, Inc., a Delaware corporation (the
"Company"), Horizon Personal Communications, Inc., an Ohio corporation and subsidiary of the Company ("Percom") and Bright Personal Communications Services LLC, an Ohio limited liability company and subsidiary of the Company ("Bright") (the Company, Bright, and Percom collectively, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court"). The Debtors expect to continue to manage their properties and operate their businesses as "debtors-in- possession" subject to the supervision and orders of the Bankruptcy Court (Case Nos. 03-62424, 03-62425, and 03-62426) pursuant to Sections 1107(a) and 1108 of the
Bankruptcy Code. A copy of the press release announcing the bankruptcy filings is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


Item 5.  Other Events and Regulation FD Disclosure.

     On August 15, 2003, Horizon PCS, Inc. issued a press release regarding its filing under the Bankruptcy Code. Horizon PCS hereby incorporates by reference herein the information set forth in its Press Release dated August 15, 2003, a copy of which is annexed hereto as Exhibit 99.1.

     Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, the expectation of continuing to manage the business as debtors in possession may not prove accurate or the Company's network expansion could be delayed. For further information on the risks inherent in the Company's business see "Risk Factors" in the Company's Form 10-K for the year ended December 31, 2002, and the Company's Form 10-Q filed on August 15, 2003.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements.

              Not Applicable.

          (b) Pro Forma Financial Information.

              Not Applicable.

          (c) Exhibits.


Exhibit
Number          Description
------          -----------

99.1            Press Release dated August 15, 2003



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HORIZON PCS, INC.

Date:   August 15, 2003         By: /s/ Peter M. Holland
                                    --------------------------------------------
                                    Peter M. Holland
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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


                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------

99.1            Press Release dated August 15, 2003



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